Provident Financial Holdings, Inc.

First Quarter of Fiscal 2015

September 30, 2014

Safe Harbor Statement

This presentation contains statements that the Company believes are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to the Company's financial condition, liquidity, results of operations, plans, objectives, future performance or business. You should not place undue reliance on these statements, as they are subject to risks and uncertainties. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. Moreover, you should treat these statements as speaking only as of the date they are made and based only on information then actually known to the Company. There are a number of important factors that could cause future results to differ materially from historical performance and these forward-looking statements. Factors which could cause actual results to differ materially from the results anticipated or implied by our forward-looking statements include, but are not limited to increased competitive pressures; changes in the interest rate environment; secondary market conditions for loans and our ability to sell loans in the secondary market; changes in general economic conditions and conditions within the securities markets; legislative and regulatory changes; and other factors described in the Company's latest annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission-which are available on our website at www.myprovident.com and on the SEC's website at www.sec.gov. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements whether as a result of new information, future events or otherwise. These risks could cause our actual results for fiscal 2015 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us and could negatively affect our operating and stock price performance.

Provident Financial Holdings, Inc.	
Nasdaq GS:	PROV
Share Price:	$14.59
52-Week Range:	$13.75 - $17.30
Shares Outstanding:	9,152,065 shares
Market Capitalization:	$133.5 million
P/E (ttm):	18.95x
EPS (ttm):	$0.77
Annual Dividend & Yield:	$0.44 (3.02%)
As of September 30, 2014	

Franchise Overview

Northern California:
Pleasanton
Elk Grove, Livermore, Redding and Roseville


San Luis Obispo
Kern
San Bernardino
Santa Barbara
Ventura
Los Angeles
Orange
Riverside
San Diego
Imperial

Regional Banking Services Company Based in the Inland Empire Region of Southern California

- **Expanding customer base and market**
- **Strong mortgage operations, 2 wholesale and 14 retail mortgage offices**
- **Largest independent community bank headquartered in Riverside County, California (15 full-service offices)**
- **Eighth largest deposit market share in the Riverside-San Bernardino RMA; third largest of community banks**

Provident Bank

Full-Service Offices:

- Blythe
- Canyon Crest, Riverside
- Corona
- Corporate Office, Riverside
- Downtown, Riverside
- Hemet
- La Quinta
- La Sierra, Riverside
- Moreno Valley - Heacock St.
- Moreno Valley - Iris Plaza
- Orangecrest, Riverside
- Rancho Mirage
- Redlands
- Sun City
- Temecula

Provident Bank Mortgage

Wholesale Offices:

- Pleasanton
- Rancho Cucamonga

Retail Offices:

- Carlsbad
- City of Industry
- Elk Grove
- Escondido
- Glendora
- Livermore
- Rancho Cucamonga
- Redding
- Riverside, Canyon Crest Drive
- Riverside, Indiana Avenue
- Riverside, Riverside Avenue
- Roseville
- Santa Barbara
- Westlake Village

Financial Performance

Highlights

- Net Income rises 58%
- Diluted Earnings per Share increase by 79%
- Operating Expenses decrease 5%
- Net Interest Margin expands 14 basis
- Efficiency Ratio continues to improve

Net Interest Income



(In Millions)
$10.0
$9.0
$8.0
$7.0
$6.0
$5.0
$7.6
$8.0
$7.7
$7.5
$7.7
$7.9
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Non-Interest Income



(In Millions)
$20.0
$15.0
$10.0
$5.0
$0.0
$1.4
$16.2
$1.4
$6.8
$1.4
$5.7
$1.5
$5.3
$1.6
$8.0
$1.4
$7.7
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Gain on Sale of Loans
Other Fees

Operating Expenses



(In Millions)
$20.0
$18.0
$16.0
$14.0
$12.0
$10.0
$17.5
$14.5
$12.9
$12.6
$14.2
$13.7
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Financial Performance

Pre-Provision, Pre-Tax Earnings



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$-
$7.7
$1.6
$1.9
$1.7
$3.0
$3.3
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Pre-Tax Income – Operating Segments



(In Millions)
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
-$2.0
$6.3
$2.9
$3.5
$(0.9)
$3.6
$(0.8)
$3.5
$(0.7)
$0.9
$2.8
$1.4
$2.8
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Community Banking
Mortgage Banking

Quarterly Net Income



(In Millions)
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.3
$1.5
$1.6
$1.4
$2.1
$2.4
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Diluted Earnings Per Share



$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$0.49
$0.14
$0.16
$0.14
$0.22
$0.25
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Financial Ratios

Net Interest Margin


3.00%
2.75%
2.50%
2.25%
2.00%
2.59%
2.82%
2.74%
2.74%
2.85%
2.96%
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Efficiency Ratio


100.00%
90.00%
80.00%
70.00%
60.00%
50.00%
69.52%
90.00%
86.97%
88.15%
82.57%
80.59%
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Return on Average Assets


2.00%
1.50%
1.00%
0.50%
0.00%
1.73%
0.52%
0.56%
0.50%
0.75%
0.86%
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Return on Average Equity


15.00%
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
13.29%
3.82%
4.13%
3.70%
5.66%
6.59%
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Community Banking

Highlights

- Loans Held for Investment increase 2% since June 30, 2014
- Sixth consecutive quarter of Preferred Loan growth
- Core Deposits increase by $10.0 million since June 30, 2014
- Higher cost Time Deposit balances continue to decline

Loan to Investment Mix



$1,000
$800
$600
$400
$200
$0
(In Millions)
$20
$19
$18
$17
$17
$16
$748
$749
$757
$770
$772
$789
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14
Loans Held for Investment
Investment Securities

Loan Portfolio Mix



$600
$500
$400
$300
$200
$100
$0
(In Millions)
60%
50%
40%
30%
20%
10%
0%
47%
48%
50%
51%
51%
53%
$356
$404
$367
$392
$382
$383
$396
$381
$401
$378
$418
$377
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14
Preferred Loans
Single-Family Loans

Provident Bank Loan Originations and Purchases



(In Millions)
$50
$40
$30
$20
$10
$0
$27
$38
$40
$28
$37
$28
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

PROVIDENT Provident Financial Holdings, Inc.

Community Banking

Loans Held for Investment Composition

Loan Category (Dollars In Thousands)	Balance as of 09/30/14	Interest Rate	Balance as of 09/30/13	Interest Rate
Single-Family	$ 377,371	3.25%	$ 391,888	3.29%
Multi-Family	314,880	4.66%	273,847	5.08%
Commercial Real Estate	100,743	5.71%	91,417	6.44%
Construction	4,378	5.28%	292	6.25%
Commercial Business	1,109	6.06%	1,386	6.72%
Consumer	271	10.06%	423	8.58%
Total Loans Held for Investment	$ 798,752	4.13%	$ 759,253	4.32%
Undisbursed Loan Funds	(3,604)		(271)	
Deferred Loan Costs, net	2,698		2,079	
Allowance for Loan Losses	(8,888)		(12,105)	
Total Loans Held for Investment, net	$ 788,958		$ 748,956	

Loan Composition as of 09/30/14



Commercial Business 0%
Construction 1%
Consumer 0%
Commercial Real Estate 13%
Multi-Family 39%
Single-Family 47%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Commercial Business
Consumer

Community Banking

Deposits and Borrowings



$1,200
$1,000
$800
$600
$400
$200
$0
(In Millions)
$106
$56
$51
$51
$41
$41
$402
$400
$387
$378
$371
$365
$521
$519
$527
$530
$527
$537
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14
Transaction Accounts
Time Deposits
Borrowings

Deposit Composition

Category (Dollars In Thousands)	At 09/30/2014	Rate	At 09/30/2013	Rate
Checking Accounts - Non Interest-Bearing	$ 57,412	- %	$ 57,502	- %
Checking Accounts - Interest-Bearing	208,388	0.14%	203,118	0.14%
Savings Accounts	242,786	0.26%	231,134	0.25%
Money Market Accounts	28,738	0.41%	27,511	0.40%
Time Deposits	365,108	1.06%	399,830	1.24%
Total Deposits	$ 902,432	0.54%	$ 919,095	0.65%
Brokered Deposits included above	$ 3,039	3.76%	$ 4,727	3.57%

Deposit Composition at 09/30/2014



6%
23%
41%
3%
27%
Checking Accounts - Non Interest-Bearing
Checking Accounts - Interest-Bearing
Savings Accounts
Money Market Accounts
Time Deposits

Borrowing Maturity Schedule

Category (Dollars In Thousands)	At 09/30/2014	Rate	At 09/30/2013	Rate
Overnight	$ -	-	$ -	-
Three Months or Less	-	-	5,000	2.51%
Over Three to Six Months	-	-	-	-
Over Six to Twelve Months	-	-	10,000	2.93%
Over One to Two Years	-	-	-	-
Over Two to Three Years	-	-	-	-
Over Three to Four Years	10,075	3.03%	-	-
Over Four to Five Years	10,000	1.53%	10,096	3.04%
Over Five Years	21,341	4.01%	31,380	3.23%
Total Borrowings	$ 41,416	3.18%	$ 56,476	3.08%

Asset Quality

Highlights

- Non-Performing Assets decline 16% to $15.5 million since June 30, 2014
- Net Charge-Offs decline 98% from same quarter last year
- REO activity remains limited

NPA, NPA to Total Assets and ALLL to LHI Ratios



$30,000
$20,000
$10,000
$0
(In Thousands)
3.00%
2.00%
1.00%
0.00%

Recovery from Allowance for Loan Losses



(In Thousands)
$1,000
$500
$-
$(500)
$(1,000)
$(1,500)
$(2,000)
$(1,538)
$(942)
$(691)
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Non-Performing Asset Composition 09/30/14



17%
1%
0%
0%
15%
15%
52%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Real Estate Owned

Asset Quality

Allowance for Loan Losses (ALLL)


(In Thousands)
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
$2,500
$-
$14,935
$12,105
$11,041
$10,024
$9,744
$8,888
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14

ALLL Allocation as of 09/30/14


0%
0%
1%
0%
12%
35%
52%
Single-Family
Multi-Family
Commercial Real Estate
Construction
Other
Commercial Business
Consumer

Delinquent and Non-Performing Loans

	At September 30, 2014				At September 30, 2013			
	30 - 89 Days		Non-performing		30 - 89 Days		Non-performing	
(Dollars In Thousands)	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance	# of Loans	Balance
Mortgage Loans:								
Single-Family	3	$ 576	30	$ 8,430	4	$1,104	40	$ 12,200
Multi-Family	-	-	5	2,465	-	-	7	3,631
Commercial Real Estate	-	-	6	2,317	-	-	9	4,645
Commercial Business Loans	-	-	2	129	-	-	6	190
Consumer Loans	2	2	-	-	-	-	-	-
Total	5	$ 578	43	$13,341	4	$1,104	62	$ 20,666

Net Charge-Offs (Recoveries)


(In Thousands)
$2,000
$1,500
$1,000
$500
$-
$(500)
$(1,000)
$353
$1,888
$166
$168
$(411)
$38
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Asset Quality

Geographic Location

Category	Inland Empire		Southern California [1]		Other California		Other States		Total	
	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage	Balance	Percentage
Single-Family	$108,984	29%	$203,593	54%	$61,827	16%	$2,967	1%	$377,371	100%
Multi-Family	67,487	21%	160,592	51%	83,529	27%	3,272	1%	314,880	100%
Commercial Real Estate	45,085	46%	42,246	43%	10,412	10%	-	0%	97,743	100%
Construction	720	17%	2,289	52%	1,369	31%	-	0%	4,378	100%
Total	$222,276	28%	$408,720	51%	$157,137	20%	$6,239	1%	$794,372	100%

[1] Other than Inland Empire.

Geographic Location 09/30/14


1%
20%
28%
51%
Inland Empire
Southern California (1)
Other California
Other States

[1] Other than Inland Empire.

Asset Quality

Single-Family (1st) – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	YTD 2014	TOTAL
Loan Balance (In Thousands)	$257,503	$49,607	$22,583	$905	$126	$1,304	$5,845	$7,358	$24,355	$369,586
Weighted Avg. LTV (1)	66%	72%	76%	52%	70%	69%	55%	56%	66%	67%
Weighted Avg. Age (in Years)	9.32	7.26	6.50	5.15	3.88	3.16	2.13	1.27	0.28	7.97
Weighted Avg. FICO (2)	731	732	745	750	700	716	748	750	745	733
Number of Loans	810	108	45	3	1	5	27	35	46	1,080
Geographic Breakdown (%)										
Inland Empire	29%	30%	24%	100%	100%	50%	19%	26%	23%	29%
Southern California (3)	61%	38%	43%	0%	0%	50%	37%	36%	45%	54%
Other California	9%	30%	33%	0%	0%	0%	44%	38%	32%	16%
Other States	1%	2%	0%	0%	0%	0%	0%	0%	0%	1%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Multi-Family – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	YTD 2014	TOTAL
Loan Balance (In Thousands)	$55,313	$17,815	$5,790	-	-	$20,178	$51,049	$92,436	$72,299	$314,880
Weighted Avg. LTV (1)	48%	56%	44%	-	-	58%	58%	59%	55%	56%
Weighted Avg. Debt Coverage Ratio (2)	1.41x	1.28x	1.46x	-	-	1.50x	1.73x	1.70x	1.54x	1.58x
Weighted Avg. Age (in Years)	9.47	7.21	6.46	-	-	3.03	2.12	1.15	0.36	3.81
Weighted Avg. FICO (2)	703	698	754	-	-	744	730	759	760	744
Number of Loans	124	29	7	-	-	21	40	121	82	424
Geographic Breakdown (%)										
Inland Empire	18%	7%	24%	-	-	29%	14%	32%	16%	21%
Southern California (3)	53%	90%	76%	-	-	57%	53%	44%	44%	51%
Other California	25%	3%	0%	-	-	14%	33%	24%	40%	27%
Other States	4%	0%	0%	-	-	0%	0%	0%	0%	1%
	100%	100%	100%	-	-	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

Commercial RE – Loans Held for Investment

	Year of Origination									
	2006 & Prior	2007	2008	2009	2010	2011	2012	2013	YTD 2014	TOTAL (4)(5)
Loan Balance (In Thousands)	$25,346	$11,137	$1,136	$7,177	$368	$773	$17,837	$21,041	$15,900	$100,743
Weighted Avg. LTV (1)	46%	53%	45%	60%	57%	62%	53%	47%	46%	49%
Weighted Avg. Debt Coverage Ratio (2)	2.08x	1.38x	1.32x	1.29x	1.26x	1.47x	1.84x	1.82x	1.73x	1.78x
Weighted Avg. Age (in Years)	9.41	7.31	6.89	5.26	4.36	2.77	1.99	1.16	0.41	4.32
Weighted Avg. FICO (2)	699	732	766	722	704	770	781	756	757	738
Number of Loans	31	9	3	2	2	1	16	26	22	112
Geographic Breakdown (%)										
Inland Empire	42%	45%	17%	100%	51%	0%	72%	34%	9%	45%
Southern California (3)	58%	36%	83%	0%	49%	100%	28%	39%	72%	45%
Other California	0%	19%	0%	0%	0%	0%	0%	27%	19%	10%
Other States	0%	0%	0%	0%	0%	0%	0%	0%	0%	0%
	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

(1) Current loan balance in comparison to the original appraised value.

(2) At time of loan origination.

(3) Other than Inland Empire.

(4) Comprised of the following: $24.7 million in Retail; $20.8 million in Mixed Use; $16.6 million in Office; $12.4 million in Mobile Home Park; $5.6 million in Warehouse; $5.3 million in Light Industrial/Manufacturing; $5.1 million in Medical/Dental Office; $3.4 million in Restaurant/Fast Food; $3.2 million in Mini-Storage; $1.7 million in Hotel and Motel; $1.3 million in Automotive – Non-Gasoline; and $385,000 in Other.

(5) Consisting of $83.3 million or 82.7% in investment properties and $17.4 million or 17.3% in owner occupied properties.

PROVIDENT Provident Financial Holdings, Inc.

Mortgage Banking

Highlights

- Loan Origination volume increases 8% to $526.9 million (sequential quarter)
- Gross Locked Pipeline decreases 13% to $161.0 million (sequential quarter)
- Loan Sale Margin increases 36 basis points to 152 basis points
- Refinance volume increases
- Recourse Risk remains low

PBM Loan Originations


(In Millions)
$1,000
$800
$600
$400
$200
$0
$3
$837
$2
$684
$3
$453
$8
$354
$13
$476
$14
$514
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Saleable
Portfolio

PBM Locked Pipeline


$400,000
$300,000
$200,000
$100,000
$0
(In Thousands)
40%
30%
20%
10%
0%

	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14
Gross Locked Pipeline	$334,790	$184,287	$130,884	$149,104	$184,160	$161,024
Net Locked Pipeline (1)	$255,636	$135,341	$98,242	$107,866	$132,867	$116,686
Fall-out Ratio	24%	27%	25%	28%	28%	28%

(1) Net of managements estimate of commitments to extend credit which may not fund.

PBM Loan Purchase vs. Refinance


100%
80%
60%
40%
20%
0%
Refinance (%)
Purchase (%)

	Q4FY13	Q1FY14	Q2FY14	Q3FY14	Q4FY14	Q1FY15
Refinance	57%	40%	42%	43%	42%	48%
Purchase	43%	60%	58%	57%	58%	52%

Mortgage Banking

Gain on Sale of Loans



(In Thousands)
$20,000
$15,000
$10,000
$5,000
$0
$16,185
$6,754
$5,732
$5,291
$8,022
$7,652
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Loan Sale Margin



2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.84%
1.82%
1.16%
1.17%
1.36%
1.36%
1.44%
1.42%
1.59%
1.58%
1.52%
1.50%
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15
Loan Sale Margin
Loan Sale Margin, Excluding Recourse Provision/Recovery

Recourse Provision (Recovery)



(In Thousands)
$100
$0
-$100
-$200
-$300
($191)
($186)
($70)
($127)
($86)
($199)
Q4FY13
Q1FY14
Q2FY14
Q3FY14
Q4FY14
Q1FY15

Recourse Reserve



(In Thousands)
$2,500
$2,000
$1,500
$1,000
$500
$0
$2,111
$1,258
$1,202
$1,068
$904
$712
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14

Capital Management

Highlights

- Bank Capital Ratios decline, primarily the result of the $25.0 million cash dividend from the Bank to the Holding Company, but remain strong
- 3.02% cash dividend yield (approximately)
- Repurchased 162,204 shares of common stock

Stock Repurchase Plan Activity



(# of Shares)
500,000
400,000
300,000
200,000
100,000
-
122,731
190,051
385,083
194,888
356,608
162,204
06/30/13
09/30/13
12/31/13
03/31/14
06/30/14
09/30/14

Bank Capital Ratios



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%

	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14
Tier 1 Leverage Ratio	13.12%	13.07%	12.56%	12.80%	12.53%	10.50%
Tier 1 Risk-Based Capital Ratio	21.36%	20.82%	19.80%	19.96%	18.72%	15.28%
Total Risk-Based Capital Ratio	22.64%	22.09%	21.06%	21.22%	19.98%	16.47%

Value Proposition



Stock Price to Tangible Book Value Multiple
2.00x
1.80x
1.60x
1.40x
1.20x
1.00x
0.80x
0.60x
0.40x
0.20x
0.00x

	12/31/12	03/31/13	06/30/13	09/30/13	12/31/13	03/31/14	06/30/14	09/30/14
Price/TBV	1.19x	1.13x	1.03x	1.08x	0.97x	0.99x	0.93x	0.92x